EXHIBIT 10(I)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


ADVANCED MEDICAL TECHNOLOGIES INC.


         We hereby consent to the use of our report dated June 12, 1999, in the registration statement of Advanced Medical Technologies Inc. filed in Form 10-SB in accordance with Section 12 of the Securities Exchange Act of 1934.


                                               /s/ L. REX ANDERSEN
                                               --------------------------------
                                               ANDERSEN ANDERSEN & STRONG, L.C.




Salt Lake City, Utah
June 12, 1999